Exhibit 99.1
------------

                              For Immediate Release
                              ---------------------

Date:    October 22, 2002
Contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455
         Danise C. Alano, Assistant Vice President, Marketing Director,
         (812) 353-7705

                   Monroe Bancorp Reports Strong Third Quarter
                                Earnings Up 16.5%

BLOOMINGTON, Ind., October 22 -- Monroe Bancorp, (NASDAQ: MROE), the independent Bloomington-based holding company for Monroe Bank, reported net income for the quarter ended September 30, 2002 of $1,657,000 or $0.27 per common share, compared to $1,422,000 and $0.23 per common share for the same period in 2001, an increase of 16.5 percent.

These strong quarter-over-quarter earnings were highlighted by:

o Loan growth of 12.0 percent, as total loans grew to $390,364,000 at September 30, 2002, up from $348,518,000 at September 30, 2001. Loans originated at the Company's new Hendricks County branches accounted for $21,976,000 or 52.5 percent of the loan growth during this period. The Company's Hendricks County branches had total loans of $29,176,000 as of September 30, 2002.

o Non-interest income growth of $596,000, or 66.4 percent for the quarter ended September 30, 2002 compared to the quarter ended September 30, 2001. The growth in non-interest income was led by a $181,000 (36.9 percent) increase in service charges on deposit accounts, a $158,000 (195.1 percent) increase in revenue derived from the sale of fixed rate mortgages and a $151,000 gain on the sale of a security.

o Non-performing assets and 90-day past due loans totaled only $3,701,000 (0.70 percent of total assets) as of September 30, 2002 compared to $3,944,000 (0.83 percent of total assets) as of September 30, 2001. The improvement in this category is partially due to the recognition of $660,000 in net loan charge-offs during the third quarter of 2002, compared to $203,000 in the third quarter of 2001.

"We believe our focus on core lending, deposit gathering and fee income activities along with a strong commitment to the communities we serve helps insulate the Company from many of the pitfalls created by the weak national, state and local economy," said Mark D. Bradford, President and Chief Executive Officer. "While our increase in net charge-offs is evidence that we could not avoid all of the risks associated with a recession, we remain confident that putting our focus where it serves our customers best allows us to generate strong earnings growth even in difficult times."

The Company's net income for the nine months ended September 30, 2002 was $4,719,000 or $0.77 per common share, compared to $4,373,000 and $0.71 per common share for the same period in 2001, an increase of 7.9 percent.

The Company's net interest income, after the provision for loan loss, for the first nine months of 2002 was $13,033,000 or 9.2 percent greater than the same period of 2001.

Total non-interest income grew to $4,485,000 for the nine months ended September 30, 2002, excluding realized and unrealized security gains or losses. This is a
21.6 percent increase from the $3,729,000 generated in same period in 2001.

o    Revenue derived from the sale of fixed rate mortgages was up $321,000, or
     103.2 percent, for the first nine months of 2002 compared to the same period of 2001.

o Deposit-related fee income for the first nine months of 2002 totaled $1,928,000, a $388,000 or 25.2 percent increase over the same period of 2001.

o Commissions earned on the sale of investment products for the nine months ended September 30, 2002 were $606,000, a $103,000 or 20.5 percent increase over the same period of 2001.

o Gains on the sale of securities totaled $197,000 for the nine months ending September 30, 2002, compared to $4,000 for the same period of 2001.

Total assets for the Company as of September 30, 2002 were $529,005,000 compared to $477,474,000 at September 30, 2001, a 10.8 percent increase. Return on equity
(ROE) for the nine months ended September 30, 2002 was 14.98 percent, compared to the ROE of 14.89 percent for nine months ended September 30, 2001.

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with offices in Monroe, Jackson, Lawrence and Hendricks counties. Its wholly owned subsidiary, Monroe Bank, was established in Bloomington, Indiana in 1892, and offers a full range of financial, trust and investment services to its more than 20,000 retail and commercial customers. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.

See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Forward-Looking Statements
--------------------------

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company are included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

------------------------------------------------------------------------------------------------------------------------
                                                                              Quarters Ending
------------------------------------------------------------------------------------------------------------------------
                                                        Sept 2002    June 2002     Mar 2002     Dec 2001    Sept 2001
------------------------------------------------------------------------------------------------------------------------
                    BALANCE SHEET *
------------------------------------------------------------------------------------------------------------------------
Cash and Due from Banks                                $   16,705   $   17,575   $   12,878   $   17,276   $   25,621
------------------------------------------------------------------------------------------------------------------------
Federal Funds Sold                                             --        9,200        8,100           --           --
------------------------------------------------------------------------------------------------------------------------
Securities                                                103,715      102,222       88,528       88,450       86,329
------------------------------------------------------------------------------------------------------------------------
Total Loans                                               390,364      381,267      376,881      371,800      348,518
------------------------------------------------------------------------------------------------------------------------
     Loans Held for Sale                                    8,276        1,344        2,432        8,032        1,823
------------------------------------------------------------------------------------------------------------------------
     Commercial & Industrial                               76,431       76,847       74,197       73,724       69,427
------------------------------------------------------------------------------------------------------------------------
     Real Estate:
------------------------------------------------------------------------------------------------------------------------
          Commercial & Farm Land                           85,260       84,807       75,154       71,611       59,186
------------------------------------------------------------------------------------------------------------------------
          Residential                                     150,952      150,914      158,463      154,320      150,435
------------------------------------------------------------------------------------------------------------------------
          Construction & Vacant Land                       29,885       29,748       28,318       28,013       29,229
------------------------------------------------------------------------------------------------------------------------
          Home Equity                                      16,887       15,050       14,821       13,637       12,609
------------------------------------------------------------------------------------------------------------------------
     Installment Loans                                     22,673       22,557       23,496       22,463       25,809
------------------------------------------------------------------------------------------------------------------------
Reserve for Loan Losses                                     3,931        4,186        4,278        4,198        3,912
------------------------------------------------------------------------------------------------------------------------
Bank Premises and Equipment                                11,923       11,977       11,842       11,633       10,990
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Stock                                1,882        1,882        1,882        1,534        1,350
------------------------------------------------------------------------------------------------------------------------
Interest Receivable and Other Assets                        8,347        8,507        7,942        9,058        8,578
------------------------------------------------------------------------------------------------------------------------
           Total Assets                                $  529,005   $  528,444   $  503,775   $  495,553   $  477,474
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Total Deposits                                         $  404,291   $  403,496   $  382,509   $  359,206   $  363,273
------------------------------------------------------------------------------------------------------------------------
     Non-Interest Checking                                 60,281       59,487       58,108       55,034       58,832
------------------------------------------------------------------------------------------------------------------------
     Interest Checking & NOW                               76,150       65,530       62,749       65,925       55,166
------------------------------------------------------------------------------------------------------------------------
     Regular Savings                                       23,153       18,338       19,330       16,840       20,529
------------------------------------------------------------------------------------------------------------------------
     Money Market Savings                                  59,750       69,078       67,144       64,802       59,051
------------------------------------------------------------------------------------------------------------------------
     CDs Less than $100,000                               107,556      103,687       97,418       87,137       93,587
------------------------------------------------------------------------------------------------------------------------
     CDs Greater than $100,000                             66,195       77,033       67,605       60,180       66,206
------------------------------------------------------------------------------------------------------------------------
     Other Time                                            11,206       10,343       10,155        9,288        9,902
------------------------------------------------------------------------------------------------------------------------
Total Borrowings                                           75,562       76,853       73,729       89,997       67,798
------------------------------------------------------------------------------------------------------------------------
     Federal Funds Purchased                                  200           --           --       21,900       11,300
------------------------------------------------------------------------------------------------------------------------
     Securities Sold Under Repurchase Agreements           39,274       39,903       34,600       36,312       32,321
------------------------------------------------------------------------------------------------------------------------
     FHLB Advances                                         34,999       35,540       37,630       30,658       22,898
------------------------------------------------------------------------------------------------------------------------
     Loans Sold Under Repurchase Agreement and                 --
------------------------------------------------------------------------------------------------------------------------
          Other Notes Payable                               1,089        1,410        1,499        1,127        1,279
------------------------------------------------------------------------------------------------------------------------
Interest Payable and Other Liabilities                      5,646        5,639        6,137        5,666        6,427
------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                               485,499      485,988      462,375      454,869      437,498
------------------------------------------------------------------------------------------------------------------------
Shareholders Equity                                        43,506       42,456       41,400       40,684       39,976
------------------------------------------------------------------------------------------------------------------------
          Total Liabilities and Shareholders' Equity   $  529,005   $  528,444   $  503,775   $  495,553   $  477,474
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Book Value Per Share                                   $     7.13   $     6.96   $     6.79   $     6.67   $     6.56
------------------------------------------------------------------------------------------------------------------------
End of Period Shares Outstanding                        6,102,529    6,101,055    6,099,779    6,098,503    6,096,577
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                            Years Ending
------------------------------------------------------------------------------
                                                         Dec 2001     Dec 2000
------------------------------------------------------------------------------
                    BALANCE SHEET *
------------------------------------------------------------------------------
Cash and Due from Banks                                $   17,276   $   19,483
------------------------------------------------------------------------------
Federal Funds Sold                                             --        6,500
------------------------------------------------------------------------------
Securities                                                 88,450      102,250
------------------------------------------------------------------------------
Total Loans                                               371,800      296,759
------------------------------------------------------------------------------
     Loans Held for Sale                                    8,032          794
------------------------------------------------------------------------------
     Commercial & Industrial                               73,724       66,872
------------------------------------------------------------------------------
     Real Estate:
------------------------------------------------------------------------------
          Commercial & Farm Land                           71,611       43,812
------------------------------------------------------------------------------
          Residential                                     154,320      123,374
------------------------------------------------------------------------------
          Construction & Vacant Land                       28,013       24,277
------------------------------------------------------------------------------
          Home Equity                                      13,637       10,554
------------------------------------------------------------------------------
     Installment Loans                                     22,463       27,076
------------------------------------------------------------------------------
Reserve for Loan Losses                                     4,198        3,873
------------------------------------------------------------------------------
Bank Premises and Equipment                                11,633       10,447
------------------------------------------------------------------------------
Federal Home Loan Bank Stock                                1,534        1,257
------------------------------------------------------------------------------
Interest Receivable and Other Assets                        9,058        9,008
------------------------------------------------------------------------------
           Total Assets                                $  495,553   $  441,831
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Total Deposits                                         $  359,206   $  342,995
------------------------------------------------------------------------------
     Non-Interest Checking                                 55,034       58,846
------------------------------------------------------------------------------
     Interest Checking & NOW                               65,925       53,123
------------------------------------------------------------------------------
     Regular Savings                                       16,840       17,765
------------------------------------------------------------------------------
     Money Market Savings                                  64,802       47,757
------------------------------------------------------------------------------
     CDs Less than $100,000                                87,137       99,664
------------------------------------------------------------------------------
     CDs Greater than $100,000                             60,180       56,619
------------------------------------------------------------------------------
     Other Time                                             9,288        9,221
------------------------------------------------------------------------------
Total Borrowings                                           89,997       55,413
------------------------------------------------------------------------------
     Federal Funds Purchased                               21,900           --
------------------------------------------------------------------------------
     Securities Sold Under Repurchase Agreements           36,312       48,871
------------------------------------------------------------------------------
     FHLB Advances                                         30,658        6,505
------------------------------------------------------------------------------
     Loans Sold Under Repurchase Agreement and
------------------------------------------------------------------------------
          Other Notes Payable                               1,127           37
------------------------------------------------------------------------------
Interest Payable and Other Liabilities                      5,666        5,691
------------------------------------------------------------------------------
          Total Liabilities                               454,869      404,099
------------------------------------------------------------------------------
Shareholders Equity                                        40,684       37,732
------------------------------------------------------------------------------
          Total Liabilities and Shareholders' Equity   $  495,553   $  441,831
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Book Value Per Share                                   $     6.67   $     6.14
------------------------------------------------------------------------------
End of Period Shares Outstanding                        6,098,503    6,138,372
------------------------------------------------------------------------------

* period end numbers

----------------------------------------------------------------------------------------------------------------------
                                                                                Quarters Ending
----------------------------------------------------------------------------------------------------------------------
                   INCOME STATEMENT                      Sept 2002   June 2002    Mar 2002    Dec 2001    Sept 2001
----------------------------------------------------------------------------------------------------------------------
Net Interest Income                                       $  4,716    $  4,647    $  4,627    $  4,452    $  4,362
----------------------------------------------------------------------------------------------------------------------
Loan Loss Provision                                            405         276         276         505         225
----------------------------------------------------------------------------------------------------------------------
Total Non-Interest Income                                    1,494       1,329       1,415       1,596         898
----------------------------------------------------------------------------------------------------------------------
     Service Charges on Deposit Accounts                       671         662         595         588         490
----------------------------------------------------------------------------------------------------------------------
     Trust Fees                                                254         239         217         188         216
----------------------------------------------------------------------------------------------------------------------
     Commission Income                                         196         203         207         268         192
----------------------------------------------------------------------------------------------------------------------
     Gain on Sale of Loans                                     239         174         219         204          81
----------------------------------------------------------------------------------------------------------------------
     Realized Gains (Losses) on Securities                     151          46          --         (11)          1
----------------------------------------------------------------------------------------------------------------------
     Unrealized Gains (Losses) on Trading Securities
----------------------------------------------------------------------------------------------------------------------
          Associated with Directors' Deferred Comp Plan       (239)       (192)        (13)         51        (275)
----------------------------------------------------------------------------------------------------------------------
     Other Operating Income                                    222         197         177         169         193
----------------------------------------------------------------------------------------------------------------------
Total Non-Interest Expense                                   3,330       3,364       3,510       3,479       2,853
----------------------------------------------------------------------------------------------------------------------
     Salaries & Wages                                        1,520       1,522       1,444       1,337       1,416
----------------------------------------------------------------------------------------------------------------------
     Commissions & Incentive Compensation                      358         294         296         291         201
----------------------------------------------------------------------------------------------------------------------
     Employee Benefits                                         347         322         426         357         328
----------------------------------------------------------------------------------------------------------------------
     Premises & Equipment                                      595         600         595         522         481
----------------------------------------------------------------------------------------------------------------------
     Advertising                                               127         180         168         166         135
----------------------------------------------------------------------------------------------------------------------
     Appreciation (Depreciation) in Directors'
----------------------------------------------------------------------------------------------------------------------
         Deferred Compensation Plan                           (229)       (178)         --         197        (259)
----------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                                  612         624         581         609         551
----------------------------------------------------------------------------------------------------------------------
Income Before Income Tax                                     2,475       2,336       2,256       2,063       2,183
----------------------------------------------------------------------------------------------------------------------
Income Tax Expense                                             818         773         757         687         761
----------------------------------------------------------------------------------------------------------------------
Net Income After Tax & Before Extraordinary Items            1,657       1,563       1,499       1,376       1,422
----------------------------------------------------------------------------------------------------------------------
Extraordinary Items                                             --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
Net Income                                                $  1,657    $  1,563    $  1,499    $  1,376    $  1,422
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Basic Earnings Per Share                                  $   0.27    $   0.26    $   0.25    $   0.23    $   0.23
----------------------------------------------------------------------------------------------------------------------
Diluted Earnings Per Share                                    0.27        0.26        0.25        0.23        0.23
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                           Nine Months Ended         Years Ended
-----------------------------------------------------------------------------------------------------
                   INCOME STATEMENT                       9/30/02     9/30/01    12/31/01    12/31/00
-----------------------------------------------------------------------------------------------------
Net Interest Income                                      $ 13,990    $ 12,485    $ 16,937    $ 15,694
-----------------------------------------------------------------------------------------------------
Loan Loss Provision                                           957         545       1,050         720
-----------------------------------------------------------------------------------------------------
Total Non-Interest Income                                   4,238       3,321       4,916       3,734
-----------------------------------------------------------------------------------------------------
     Service Charges on Deposit Accounts                    1,928       1,540       2,128       1,490
-----------------------------------------------------------------------------------------------------
     Trust Fees                                               710         651         839         812
-----------------------------------------------------------------------------------------------------
     Commission Income                                        606         503         770         648
-----------------------------------------------------------------------------------------------------
     Gain on Sale of Loans                                    632         311         515         200
-----------------------------------------------------------------------------------------------------
     Realized Gains (Losses) on Securities                    197           4          (6)         99
-----------------------------------------------------------------------------------------------------
     Unrealized Gains (Losses) on Trading Securities
-----------------------------------------------------------------------------------------------------
          Associated with Directors' Deferred Comp Plan      (444)       (412)       (224)       (320)
-----------------------------------------------------------------------------------------------------
     Other Operating Income                                   609         724         894         805
-----------------------------------------------------------------------------------------------------
Total Non-Interest Expense                                 10,204       8,567      12,046      10,744
-----------------------------------------------------------------------------------------------------
     Salaries & Wages                                       4,486       3,982       5,319       5,023
-----------------------------------------------------------------------------------------------------
     Commissions & Incentive Compensation                     948         595         886         647
-----------------------------------------------------------------------------------------------------
     Employee Benefits                                      1,095         933       1,290       1,057
-----------------------------------------------------------------------------------------------------
     Premises & Equipment                                   1,790       1,447       1,968       1,796
-----------------------------------------------------------------------------------------------------
     Advertising                                              475         386         552         492
-----------------------------------------------------------------------------------------------------
     Appreciation (Depreciation) in Directors'
-----------------------------------------------------------------------------------------------------
         Deferred Compensation Plan                          (407)       (356)       (158)       (146)
-----------------------------------------------------------------------------------------------------
     Other Operating Expenses                               1,817       1,580       2,189       1,875
-----------------------------------------------------------------------------------------------------
Income Before Income Tax                                    7,067       6,694       8,757       7,964
-----------------------------------------------------------------------------------------------------
Income Tax Expense                                          2,348       2,321       3,008       2,631
-----------------------------------------------------------------------------------------------------
Net Income After Tax & Before Extraordinary Items           4,719       4,373       5,749       5,333
-----------------------------------------------------------------------------------------------------
Extraordinary Items                                            --          --          --          --
-----------------------------------------------------------------------------------------------------
Net Income                                               $  4,719    $  4,373    $  5,749    $  5,333
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Basic Earnings Per Share                                 $   0.77    $   0.71    $   0.94    $   0.87
-----------------------------------------------------------------------------------------------------
Diluted Earnings Per Share                                   0.77        0.71        0.94        0.87
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                       Quarters Ending
------------------------------------------------------------------------------------------------------------------
           ASSET QUALITY                         Sept 2002    June 2002    Mar 2002     Dec 2001     Sept 2001
------------------------------------------------------------------------------------------------------------------
Net Charge-Offs                                  $     660    $     340    $     196    $     219    $     203
------------------------------------------------------------------------------------------------------------------
OREO Expenses (Gains)                                   17           52           74           51           18
------------------------------------------------------------------------------------------------------------------
    Total Credit Charges                         $     677    $     392    $     270    $     270    $     221
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Non-Performing Loans                             $   2,441    $   2,834    $   1,936    $   1,474    $   1,691
------------------------------------------------------------------------------------------------------------------
OREO                                                   377          280          352          505          436
------------------------------------------------------------------------------------------------------------------
      Non-Performing Assets                          2,818        3,114        2,288        1,979        2,127
------------------------------------------------------------------------------------------------------------------
90 Day Past Due Loans net of NPLs                      883        1,182        1,140        1,705        1,817
------------------------------------------------------------------------------------------------------------------
      Non Performing Assets+ 90PD/Assets         $   3,701    $   4,296    $   3,428    $   3,684    $   3,944
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           RATIO ANALYSIS - CREDIT QUALITY*
------------------------------------------------------------------------------------------------------------------
NCO/Loans                                             0.68%        0.36%        0.21%        0.24%        0.23%
------------------------------------------------------------------------------------------------------------------
Credit Charges/Loans & OREO                           0.69%        0.41%        0.29%        0.29%        0.25%
------------------------------------------------------------------------------------------------------------------
Non-Performing Loans/Loans                            0.63%        0.74%        0.51%        0.40%        0.49%
------------------------------------------------------------------------------------------------------------------
Non Performing Assets/Loans &OREO                     0.72%        0.82%        0.61%        0.53%        0.61%
------------------------------------------------------------------------------------------------------------------
Non-Performing Assets/Assets                          0.53%        0.59%        0.45%        0.40%        0.45%
------------------------------------------------------------------------------------------------------------------
Non Performing Assets+ 90PD/Assets                    0.70%        0.81%        0.68%        0.74%        0.83%
------------------------------------------------------------------------------------------------------------------
Reserve/Non Performing Loans                        161.04%      147.71%      220.97%      284.80%      231.34%
------------------------------------------------------------------------------------------------------------------
Reserve/Loans                                         1.01%        1.10%        1.14%        1.13%        1.12%
------------------------------------------------------------------------------------------------------------------
Equity & Reserves/NPA                              1683.36%     1497.82%     1996.42%     2267.91%     2063.38%
------------------------------------------------------------------------------------------------------------------
OREO/NPA                                             13.38%        8.99%       15.38%       25.52%       20.50%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           RATIO ANALYSIS - CAPITAL ADEQUACY *
------------------------------------------------------------------------------------------------------------------
Equity/Assets                                         8.22%        8.03%        8.22%        8.21%        8.37%
------------------------------------------------------------------------------------------------------------------
Equity/Loans                                         11.14%       11.14%       10.98%       10.94%       11.47%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           RATIO ANALYSIS - PROFITABILITY
------------------------------------------------------------------------------------------------------------------
Return on Average Assets                              1.24%        1.21%        1.22%        1.13%        1.21%
------------------------------------------------------------------------------------------------------------------
Return on Average Equity                             15.25%       14.91%       14.77%       13.47%       14.08%
------------------------------------------------------------------------------------------------------------------
Net Interest Margin (tax-equivalent)                  3.94%        4.05%        4.13%        4.10%        4.19%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                        Years Ending
--------------------------------------------------------------------------
           ASSET QUALITY                            Dec 2001     Dec 2000
--------------------------------------------------------------------------
Net Charge-Offs                                     $     724    $     190
--------------------------------------------------------------------------
OREO Expenses (Gains)                                      80           (4)
--------------------------------------------------------------------------
    Total Credit Charges                            $     759    $     186
--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------
Non-Performing Loans                                $   1,474    $   1,168
--------------------------------------------------------------------------
OREO                                                      505          362
--------------------------------------------------------------------------
      Non-Performing Assets                             1,979        1,530
--------------------------------------------------------------------------
90 Day Past Due Loans net of NPLs                       1,705        2,289
--------------------------------------------------------------------------
      Non Performing Assets+ 90PD/Assets            $   3,684    $   3,819
--------------------------------------------------------------------------

--------------------------------------------------------------------------
           RATIO ANALYSIS - CREDIT QUALITY*
--------------------------------------------------------------------------
NCO/Loans                                                0.19%        0.06%
--------------------------------------------------------------------------
Credit Charges/Loans & OREO                              0.20%        0.06%
--------------------------------------------------------------------------
Non-Performing Loans/Loans                               0.40%        0.39%
--------------------------------------------------------------------------
Non Performing Assets/Loans &OREO                        0.53%        0.51%
--------------------------------------------------------------------------
Non-Performing Assets/Assets                             0.40%        0.35%
--------------------------------------------------------------------------
Non Performing Assets+ 90PD/Assets                       0.74%        0.86%
--------------------------------------------------------------------------
Reserve/Non Performing Loans                           284.80%      331.59%
--------------------------------------------------------------------------
Reserve/Loans                                            1.13%        1.31%
--------------------------------------------------------------------------
Equity & Reserves/NPA                                 2267.91%     2719.28%
--------------------------------------------------------------------------
OREO/NPA                                                25.52%       23.66%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
           RATIO ANALYSIS - CAPITAL ADEQUACY *
--------------------------------------------------------------------------
Equity/Assets                                            8.21%        8.54%
--------------------------------------------------------------------------
Equity/Loans                                            10.94%       12.71%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
           RATIO ANALYSIS - PROFITABILITY
--------------------------------------------------------------------------
Return on Average Assets                                 1.26%        1.24%
--------------------------------------------------------------------------
Return on Average Equity                                14.52%       14.78%
--------------------------------------------------------------------------
Net Interest Margin (tax-equivalent)                     4.17%        4.16%
--------------------------------------------------------------------------

   *  Based on period end numbers